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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 14, 2006


                           LEINER HEALTH PRODUCTS INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     333-118532              95-3431709
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
incorporation or organization)                           Identification Number)



   901 East 233rd Street, Carson, California                       90745
   (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (310) 835-8400
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On June 14, 2006, Leiner Health Products Inc. (the "Company") issued a press release announcing its fiscal fourth quarter and full year results. Attached hereto as Exhibit 99.1, but only furnished pursuant to Item 2.02 of this report and incorporated herein by reference, is the Company's press release.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

    (c)    Exhibits

             99.1          Press Release dated June 14, 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LEINER HEALTH PRODUCTS INC.



                                 By:    /s/ Robert Reynolds
                                        --------------------------------
                                        Robert Reynolds
                                        Executive Vice President and
                                        Chief Financial Officer



Date: June 14, 2006

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